UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2022

GREAT WESTERN BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36688	47-1308512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 South Main Avenue
Sioux Falls, South Dakota 57104
(Address of principal executive offices)
(Zip Code)

(605) 334-2548
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	GWB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 19, 2022, Great Western Bancorp, Inc. (“GWB”) held a special meeting of stockholders (the “special meeting”) to consider certain proposals related to the Agreement and Plan of Merger (the “merger agreement”), dated as of September 15, 2021, by and between GWB and First Interstate BancSystem, Inc. (“FIBK”) which provides, among other things and subject to the terms and conditions set forth therein, that GWB will merge with and into FIBK, with FIBK as the surviving corporation (the “merger”).

As of December 13, 2021, the record date for the special meeting, there were 55,199,193 shares of common stock, par value $0.01 per share, of GWB (“GWB common stock”) outstanding, each of which was entitled to one vote for each proposal at the special meeting. At the special meeting, a total of 46,997,556 shares of GWB common stock, representing approximately 85.14% of the voting power of the issued and outstanding shares of GWB common stock, were present in person or by proxy, constituting a quorum to conduct business.

 At the special meeting, the following proposals were considered:

1.	a proposal to approve and adopt the merger agreement (the “GWB merger proposal”);

2.
a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to GWB’s named executive officers that is based on or otherwise relates to the merger (the “GWB compensation proposal”); and

3.
a proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment or postponement, there are not sufficient votes to approve the GWB merger proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of GWB common stock (the “GWB adjournment proposal”).

The GWB merger proposal and the GWB adjournment proposal were approved by the requisite vote of GWB’s stockholders. The GWB compensation proposal (a non-binding, advisory proposal) was not approved by GWB’s stockholders. The final voting results for each such proposal are described below. For more information on each of these proposals, see the definitive proxy statement filed by GWB with the U.S. Securities and Exchange Commission (the “SEC”) on December 16, 2021.

1.	GWB merger proposal:

For	Against	Abstain	Broker Non-Votes
46,951,416	16,867	29,273	0

2.	GWB compensation proposal:

For	Against	Abstain	Broker Non-Votes
17,815,302	27,892,284	1,289,970	0

3.	GWB adjournment proposal:

For	Against	Abstain	Broker Non-Votes
42,229,312	3,473,110	1,295,134	0

Completion of the merger is subject to customary closing conditions. Assuming such conditions are satisfied, the merger is expected to close on or around February 1, 2022.

Item 8.01	Other Events.

On January 20, 2022, GWB and FIBK issued a joint press release announcing the voting results of the special meeting, along with the voting results of the special meeting of FIBK’s shareholders. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Joint Press Release of GWB and FIBK dated January 20, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Cautionary Note Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about GWB’s, FIBK’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in GWB’s and FIBK’s reports filed with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between GWB and FIBK; the outcome of any legal proceedings that may be instituted against GWB or FIBK; the possibility that the merger does not close when expected or at all because required approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the merger); the risk that the benefits from the merger may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which GWB and FIBK operate; the ability to promptly and effectively integrate the businesses of GWB and FIBK; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of GWB’s or FIBK’s customers, employees or other business partners, including those resulting from the announcement or completion of the merger; the dilution caused by FIBK’s issuance of additional shares of its capital stock in connection with the merger; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on GWB’s or FIBK’s businesses, the ability to complete the merger or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause GWB’s, FIBK’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm GWB’s, FIBK’s or the combined company’s results. All forward-looking statements attributable to GWB, FIBK or the combined company, or persons acting on GWB’s or FIBK’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and GWB and FIBK do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If GWB or FIBK update one or more forward-looking statements, no inference should be drawn that GWB or FIBK will make additional updates with respect to those or other forward-looking statements. Further information regarding GWB, FIBK and factors which could affect the forward-looking statements contained herein can be found in GWB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and its other filings with the SEC, and in FIBK’s registration statement on Form S-4, as amended, as well as FIBK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and its other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT WESTERN BANCORP, INC.

	By:	/s/ Donald J. Straka
	Name:	Donald J. Straka
	Title:	General Counsel and Secretary

Date: January 20, 2022